EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of Fossil, Inc. on Form S-8 of our reports dated February 19, 1998 (except for the first paragraph of Note 10, which is as of March 4, 1998), appearing in and incorporated by reference in the Annual Report on Form 10-K of Fossil, Inc. for the year ended January 3, 1998.


                                                      /s/  Deloitte & Touche LLP
                                                     ---------------------------

                                                     DELOITTE & TOUCHE LLP

Dallas, Texas
January 11, 1999